EXHIBIT 10.2.2

                    FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT


          This First Amendment to Stockholders Agreement (this "Amendment") is made as of June 28, 1996, among The SK Equity Fund, L.P., a Delaware limited partnership, SK Investment Fund, L.P., a Delaware limited partnership, the Stockholders listed on the signature pages hereof, and Hibbett Sporting Goods, Inc., an Alabama corporation (the "Company").

                              W I T N E S S E T H:

          WHEREAS, the parties hereto entered into that certain Stockholders Agreement, dated as of November 1, 1995 (the "Stockholders Agreement"); and

          WHEREAS, the parties hereto desire to amend certain provisions of the Stockholders Agreement in order to clarify that the term "Permitted Transferee" includes certain trusts established for the benefit of certain specified Permitted Transferees and to permit Michael J. Newsome, a stockholder of the Company and a party to the Stockholders Agreement, to transfer certain of his shares of the Company's common stock which are subject to the Stockholders Agreement to a certain family member who is not a Permitted Transferee, as defined in the Stockholders Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Stockholders Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Stockholders Agreement.

          2. Subsection (ii) under the defined term "Permitted Transferee" set forth in Section 1.1 of the Stockholders Agreement shall be amended to read in its entirety as follows:

               "(ii)     in the case of any member of the Anderson
          Group (A) any Anderson Stockholder, (B) any spouse or lineal descendant of any Anderson Stockholder or any trust that is for the exclusive benefit of any such spouse or lineal descendant, (C) a Person to whom Shares are transferred from such Anderson Stockholder by will or the laws of descent and distribution, or (D) a trust, a corporation, a limited liability company or a partnership, in each case (1) the beneficial ownership interests of which are held only by members of the Anderson Group or (2) which was not formed for the purpose of taking an investment in the Shares and in which at least 80% of the beneficial ownership interest is held by members of the Anderson Group; and"

          3. Subsection (iii) under the defined term "Permitted Transferee" set forth in Section 1.1 of the Stockholders Agreement shall be amended to read in its entirety as follows:

               "(iii)    in the case of any member of the Management
          Group (A) any spouse or lineal descendant of the Management Stockholder or any trust that is for the exclusive benefit of any such spouse or lineal descendant, (B) a Person to whom Shares are transferred from the Management Stockholder by will or the laws of descent and distribution, (C) any trust that is for the exclusive benefit of the members of the Management Group, or (D) Judy Marie Newsome, the Management Stockholder's sister."

          4. Except as herein provided, the terms of the Stockholders Agreement shall remain in full force and effect.

          5. This Amendment may be executed in several counterparts, and by the parties on separate counterparts, and all such counterparts, when so executed and delivered, shall constitute but one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

THE SK EQUITY FUND, L.P.
By SK Partners, L.P., the General Partner

By: /s/  John F. Megrue
    ------------------------
     Name:     John F. Megrue
     Title:    Partner





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
SK INVESTMENT FUND, L.P.
By SK Partners, L.P., the General Partner

By: /s/  John F. Megrue
    ------------------------
     Name:     John F. Megrue
     Title:    Partner

CHARLES C. ANDERSON, SR.

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Charles C. Anderson, Sr.


JOEL R. ANDERSON

By:    /s/Joel R. Anderson
    -----------------------
     Joel R. Anderson


CHARLES C. ANDERSON, JR.

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Charles C. Anderson, Jr.


TERRENCE C. ANDERSON

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Terrence C. Anderson


CLYDE B. ANDERSON

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson


HAROLD M. ANDERSON

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Harold M. Anderson


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
FIRST ANDERSON GRANDCHILDREN'S TRUST
  F/B/O CHARLES C. ANDERSON, III

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     First Anderson Grandchildren's
     Trust f/b/o Charles C. Anderson, III


FIRST ANDERSON GRANDCHILDREN'S TRUST
  F/B/O LAUREN A. ANDERSON

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     First Anderson Grandchildren's
     Trust f/b/o Lauren A. Anderson


FIRST ANDERSON GRANDCHILDREN'S TRUST
  F/B/O HAYLEY E. ANDERSON

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     First Anderson Grandchildren's
     Trust f/b/o Hayley E. Anderson


SECOND ANDERSON GRANDCHILDREN'S TRUST
  F/B/O ALEXANDRA R. ANDERSON

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Second Anderson Grandchildren's
     Trust f/b/o Alexandra R. Anderson


THIRD ANDERSON GRANDCHILDREN'S TRUST
  F/B/O TAYLOR CLAIRE ANDERSON

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Third Anderson Grandchildren's
     Trust f/b/o Taylor Claire Anderson



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
FOURTH ANDERSON GRANDCHILDREN'S TRUST
  F/B/O CARSON CAINE ANDERSON

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Fourth Anderson Grandchildren's
     Trust f/b/o Carson Caine Anderson


FIFTH ANDERSON GRANDCHILDREN'S TRUST
  F/B/O HAROLD M. ANDERSON, JR.

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Fifth Anderson Grandchildren's
     Trust f/b/o Harold M. Anderson, Jr.


SIXTH ANDERSON GRANDCHILDREN'S TRUST
  F/B/O BENTLEY BARBOUR ANDERSON

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Sixth Anderson Grandchildren's
     Trust f/b/o Bentley Barbour Anderson


SEVENTH ANDERSON GRANDCHILDREN'S TRUST
  F/B/O OLIVIA BARBOUR ANDERSON

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Seventh Anderson Grandchildren's
     Trust f/b/o Olivia Barbour Anderson


THE ASHLEY R. ANDERSON TRUST

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     The Ashley R. Anderson Trust





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
JOEL R. ANDERSON II TRUST

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Joel R. Anderson II Trust


GERALD H. DAUGHERTY

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Gerald H. Daugherty


MARTIN R. ABROMS

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Martin R. Abroms


SANDRA B. COCHRAN

By:    /s/Clyde B. Anderson
    -----------------------
     Clyde B. Anderson, as
     agent for
     Sandra B. Cochran


MICHAEL J. NEWSOME

By:   /s/Michael J. Newsome
    -----------------------
     Michael J. Newsome


HIBBETT SPORTING GOODS, INC.

By: /s/ Michael J. Newsome
    -----------------------------
     Name:     Michael J. Newsome
     Title:    President








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